Provisions	6 Months Ended
Jun. 30, 2024
Provisions [abstract]
Provisions	Provisions
At June 30, 2024 a provision of £1,364,000 existed in respect of the Group’s obligation to restore alterations made on leased space within three of the Group’s leasehold properties. The required work for the spaces is expected to be completed between 2026 and 2031.

As at December 31, 2023, the Group held an onerous contract provision of £807,000 relating to one of the Group’s leased properties in Miami, Florida. The amount had been recorded as a provision because the lease term on the property had yet to commence as of December 31, 2023, and as such no right of use asset had been recorded as at that date. The lease term commenced on February 26, 2024, and as such the onerous contract provision was de-recognised at that date, and an impairment of the right of use asset recorded in its place (see note 13).